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                                                                      Exhibit 23






                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into Meridian's previously filed Registration Statements File Nos. 333-18979, 33-38488, 33-78868, 33-89214,
33-65443 and 333-74825.



                                              ARTHUR ANDERSEN LLP



Cincinnati, Ohio
August 4, 2000









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